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                                                                   Exhibit 23.2




                          [LETTERHEAD OF SHACHAK & CO.]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of Geotek Communications, Inc. (the "Company") on Form S-3 (Reg. No. 33-62327) of our report, dated February 14, 1995, with respect to the financial statements of PowerSpectrum Technology Ltd. ("PST") as of December 31, 1994 and 1993, and for the year ended December 31, 1994 and the fifteen month period ended December 31, 1993, and of our report, dated January 17, 1993, with respect to the financial statements of PST as of September 30, 1992, and for the three month period then ended, which reports are included in the annual report of the Company on Form 10-K for the fiscal year ended December 31, 1994.

/s/ Shachak & Co.
-----------------------------------
Shachak & Co.
Certified Public Accountants (Isr.)

September 18, 1995
Tel Aviv, Israel

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                         [LETTERHEAD OF SHACHAK & CO.]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of Geotek Communications, Inc. (the "Company") on Form S-3 (Reg. No. 33-62327) of our report, dated February 24, 1993, with respect to the financial statements of Oram Power Supplies (1990) Ltd. as of December 31, 1992 and for the year then ended, included in the annual report of the Company on Form 10-K for the fiscal year ended December 31, 1992.

/s/ Shachak & Co.
---------------------------
Shachak & Co.

Certified Public Accountants (Isr.)

September 18, 1995
Tel Aviv, Israel

                         [LETTERHEAD OF SHACHAK & CO.]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of Geotek Communications, Inc. (the "Company") on Form S-3 (Reg. No. 33-62327) of our report, dated February 24, 1993, with respect to the financial statements of Oram Electric Industries Ltd. as of December 31, 1992 and for the year then ended, included in the annual report of the Company on Form 10-K for the fiscal year ended December 31, 1992.

/s/ Shachak & Co.
-----------------------------------
Shachak & Co.
Certified Public Accountants (Isr.)

September 18, 1995
Tel Aviv, Israel